UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 31, 2003

Date of Earliest Event Reported: July 30, 2003

Sauer-Danfoss Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-48299	36-3482074
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

250 Parkway Drive, Suite 270, Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code:     (515) 239-6000

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 30, 2003, announcing financial results for the second quarter ended June 29, 2003.

Item 9.  Regulation FD Disclosure

On July 30, 2003, Sauer-Danfoss Inc. issued a press release announcing its financial results for the second quarter ended June 29, 2003.  A copy of this press release is being furnished as Exhibit 99.1 to this Form 8-K.  The information contained in this Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUER-DANFOSS INC.

Date: July 31, 2003	By: /s/ Kenneth D. McCuskey
Name: Kenneth D. McCuskey
Title: Vice President-Finance and Treasurer